SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 17, 2010

 (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962

(I.R.S. Employer Identification No.)

100 Overlook Drive, 2nd Floor, Princeton, NJ  08540

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

 None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            On June 17, 2010, Mr. Raymond Krauss tendered his resignation as a Director and officer of PhytoMedical Technologies, Inc. (the “Company”) effective as of that date.  Of the 200,000 options previously granted to Mr. Krauss pursuant to the terms of the Stock Option Agreement dated March 15, 2010 (the “Krauss SOA”), none have vested, and accordingly, pursuant to the terms of the Krauss SOA, all of such options have been terminated.

            On June 17, 2010, Mr. Greg Wujek tendered his resignation as a Director of the Company effective as of that date. Of the 400,000 options previously granted to Mr. Wujek pursuant to the terms of the Stock Option Agreement dated March 15, 2010 (the “Wujek SOA”), 200,000 have vested (the “Vested Options”) in accordance with the terms of the Wujek SOA may be exercised through a date that is 90 days from June 17, 2010.  The remaining 200,000 options granted to Mr. Wujek pursuant to the Wujek SOA have not vested and, in accordance with the terms of the Wujek SOA, are terminated.

            The resignations of Messrs. Kruass and Wujek were not due to any disagreement between the Company and each of Messrs. Krauss and Wujek.

            On June 22, 2010, in order to fill the vacancies created by the resignation of Mr. Krauss, the Board of Directors appointed Mr. Amit S. Dang to serve as the Company’s Interim CFO, Treasurer, and Secretary.  Mr. Dang currently serves as the Company’s President and Chief Executive Officer.

 SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

N/A.

SECTION 9.  Financial Statements and Exhibits

N/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Amit S. Dang

Amit S. Dang

President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary

Date: June 23, 2010